UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2023

CONCRETE PUMPING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38166	83-1779605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 E. 84th Avenue, Suite A-5
Thornton, Colorado 80229
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 289-7497
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BBCP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On February 23, 2023, the Audit Committee (the "Audit Committee") of the Board of Directors of Concrete Pumping Holdings, Inc. (the "Company") approved the dismissal of BDO USA, LLP ("BDO") as the Company’s independent registered public accounting firm, effective as of March 9, 2023, the anticipated filing date of the Form 10-Q for the quarter ended January 31, 2023.

The reports of BDO on the Company's consolidated financial statements for the fiscal years ended October 31, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended October 31, 2022 and 2021, and in the subsequent interim period through February 23, 2023, (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the matter in their report, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended) other than the material weaknesses in internal controls identified by management related to (a) the review of manual journal entries within the financial statement close process, which was identified in connection with the restatement of the Company’s interim unaudited financial statements as of July 31, 2022; and (b) the areas of user access and segregation of duties related to information technology systems that support the financial reporting process specifically related to accounts payable and expenditures, as set forth in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on January 31, 2023.

The Company has provided a copy of the foregoing disclosures to BDO and requested that BDO furnish it with a letter addressed to the SEC stating whether BDO agrees with the above statements. A copy of BDO's letter, dated February 28, 2023, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On February 23, 2023, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm, effective as of March 9, 2023, due to BDO completing the review of the Form 10-Q for the quarter ended January 31, 2023. During the fiscal years ended October 31, 2022 and 2021 and in the subsequent interim period through February 23, 2023, the Company has not consulted with PwC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
16.1	Letter from BDO to the Securities and Exchange Commission dated February 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCRETE PUMPING HOLDINGS, INC.

	By:	/s/ Iain Humphries
Name: Iain Humphries
Title: Chief Financial Officer and Secretary

Date: February 28, 2023